Exhibit 25.1

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |__|

                              ---------------------
                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                              ---------------------
                  PRUDENTIAL SECURITIES STRUCTURED ASSETS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     31-0944462
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

One New York Plaza
14th Floor
New York, New York                                           10292
(Address of principal executive offices)                     (Zip code)


            RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES CHR 1998-1
               (Exact name of obligor as specified in its charter)

New York                                                     Not Applicable
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

c/o The Bank of New York
101 Barclay Street, 12E
New York, New York
Attention: Corporate Trust                                   10286
(Address of principal executive offices)                     (Zip code)

                              ---------------------
     Amortizing Class of Receipts on Corporate Securities, Series CHR 1998-1
                       (Title of the indenture securities)


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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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      Name                                         Address

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      Superintendent of Banks of the State of      2 Rector Street, New York,
      New York                                     N.Y. 10006,
                                                     and Albany, N.Y. 12203

      Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                   N.Y. 10045

      Federal Deposit Insurance Corporation        Washington, D.C. 20429

      New York Clearing House Association          New York, New York 10005

      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T- 1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T- 1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of November, 1998.

                                               THE BANK OF NEW YORK



                                               By:   /s/MARY JANE SCHMALZEL
                                                     ----------------------
                                                     Name:  MARY JANE SCHMALZEL
                                                     Title:    VICE PRESIDENT






                                                                       Exhibit 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

                         a member of the Federal
                         Reserve System, at the close
                         of business June 30, 1998,
                         published in accordance with
                         a call made by the Federal
                         Reserve Bank of this District
                         pursuant to the provisions of
                         the Federal Reserve Act.

                                                          Dollar Amounts
ASSETS                                                     in Thousands

Cash  and   balances   due  from deposi-
   tory institutions:
   Noninterest-bearing  balances and
     Currency and coin.................................     $ 7,301,241
   Interest-bearing balances ..........................       1,385,944
Securities:
   Held-to-maturity securities. .......................       1,000,737
   Available-for-sale securities ......................       4,240,655
Federal funds sold and Securities
   purchased  under  agreements to
   resell .............................................         971,453
Loans and lease financing
   Receivables:
   Loans and leases, net of unearned
     Income ..............................  38,788,269
   LESS:  Allowance for loan and
     leases losses .......................     632,875
   LESS:  Allocated   transfer risk
     reserve                                         0
   Loans and leases, net of unearned
     Income, allowance, and reserve                          38,155,394
Assets held in trading accounts .......................       1,307,562
Premises and fixed assets (including
   capitalized leases) ................................         670,445
Other real estate owned ...............................          13,598
Investments  in   unconsolidated sub-
   sidiaries and associated com-
   panies .............................................         215,024
Customers' liability to this bank on
   Acceptances outstanding ............................         974,237
Intangible assets .....................................       1,102,625
Other assets ..........................................       1,944,777
                                                            -----------
Total assets                                                $59,283,692
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LIABILITIES
Deposits:
   In domestic offices ................................    $ 26,930,258
   Noninterest-bearing ...................   11,579,390
   Interest-bearing ......................   15,350,868
   In foreign offices, Edge and
   Agreement subsidiaries, and IBFs                          16,117,854
   Noninterest-bearing ...................      187,464
   Interest-bearing ......................   15,930,390
Federal funds purchased and Secu-
   rities sold under agreements to re-
   purchase ............................................      2,170,238
Demand notes issued to the U.S.
   Treasury ............................................        300,000
Trading liabilities ....................................      1,310,867
Other Borrowed money:
     With remaining maturity of one
       year or less ....................................      2,549,479
     With remaining maturity of more
       than one year through three
       years ...........................................              0
     With remaining maturity of more
       than three years ................................         46,654
Bank's  liability on acceptances exe-
     cuted and outstanding .............................        983,398
Subordinated notes and debentures ......................      1,314,000
Other liabilities.......................................      2,295,520
                                                            -----------
Total liabilities ......................................     54,018,268
                                                            -----------

EQUITY CAPITAL
Common stock ...........................................      1,135,284
Surplus ................................................        731,319
Undivided profits and capital
   Reserves ............................................      3,385,227
Net unrealized holding gains
   (losses) on available-for-sale
   securities ..........................................         51,233
Cumulative foreign currency transla-
   tion adjustments ....................................      (  37,639)
                                                            -----------
Total equity capital ...................................      5,265,424
                                                            -----------
Total liabilities and equity capital ...................    $59,283,692
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                    I,  Robert  E.   Keilman,   Senior  Vice
                    President   and   Comptroller   of   the
                    above-named  bank do hereby declare that
                    this  Report  of   Condition   has  been
                    prepared   in   conformance   with   the
                    instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                           Robert E. Keilman

                         We,  the   undersigned   directors,
                    attest to the correctness of this Report
                    of  Condition  and  declare  that it has
                    been  examined  by us and to the best of
                    our   knowledge   and  belief  has  been
                    prepared   in   conformance   with   the
                    instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


                    J. Carter Bacot   )
                    Thomas A. Renyi   }       Directors
                    Allan R. Griffith )

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